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                                                                   Exhibit 10.39


                          ASPECT MEDICAL SYSTEMS, INC.


                             Stock Option Agreement
                     Granted Under 2001 Stock Incentive Plan

1.    Grant of Option.

      This agreement evidences the grant on the Grant Date (as defined on Schedule A attached hereto) by Aspect Medical Systems, Inc., a Delaware corporation (the "Company"), to an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided (i) herein;
(ii) on Schedule A attached hereto; and (iii) in the Company's 2001 Stock Incentive Plan (the "Plan"), shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock"). Unless earlier terminated, this option shall expire on the Final Exercise Date (as defined on Schedule A attached hereto).

      It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option will become exercisable according to the vesting schedule set forth on Schedule A attached hereto. The number of shares exercisable determined in accordance with Schedule A shall be rounded to the next highest whole share, but in no event shall such rounding increase the total number of shares for which this Option is exercisable. The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.    Exercise of Option.

      (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.


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      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

      (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.    Withholding.

      No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.


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5.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Disqualifying Disposition.

      If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.    Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with, or prior to, this option.


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                 Schedule A to Incentive Stock Option Agreement

Participant:
Grant Date:
Vesting Start Date:
Final Exercise Date:
Shares:
Exercise Price:

Capitalized terms used in this Schedule A and not otherwise defined shall have the respective meanings ascribed to them in the Incentive Stock Option Agreement of which this Schedule A is a part (the "Agreement").

Vesting Schedule

This option shall not be exercisable for any Shares prior to the date six months after the vesting start date. See the vesting schedule below.

Except as otherwise provided in the Agreement, this option may be exercised prior to the Final Exercise Date in installments as to not more than the number of shares and during the respective installment periods as follows:

                                                      Portion of
      Exercise Period                             Shares Exercisable
      ---------------                             ------------------
Prior to [six months after vesting start date]            0

[six months after vesting start date]                    6/48

The Last Day of Each Month
      For the Next 42 Months                             1/48

By your signature and the Company's signature below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company's 2001 Stock Incentive Plan and the Agreement.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        ASPECT MEDICAL SYSTEMS, INC.


Dated:                                  By:
      -----------------------------        ------------------------------------
                                           Michael Falvey
                                           Chief Financial Officer

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2001 Stock Incentive Plan.



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                                                Social Security Number

Address:
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